SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 9, 2007 (August 3, 2007)

BUTLER INTERNATIONAL, INC.

(Exact name of Registrant as specified in Charter)

MARYLAND	0-14951	06-1154321

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

New River Center, 200 East Las Olas Boulevard, Suite 1730

Ft. Lauderdale, Florida 33301

(Address of Principal Executive Offices/Zip Code)

Registrant’s telephone number, including area code: (954)761-2200

Not Applicable

(Former Name or Former Address, if Changed Since

Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(e))

TABLE OF CONTENTS

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 1.01	Entry into a Material Definitive Agreement
ITEM 9.01	Exhibits

SIGNATURE

EXHIBIT INDEX

EXHIBIT 10.1

EXHIBIT 99.1

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 3, 2007, effective July 31, 2007, we entered into an amendment with General Electric Capital Corporation (“GECC”). The Amendment provides, among other matters, that GECC will until August 14, 2007, forebear from the exercise of any of its rights and remedies arising out of our failure (i) to deliver to GECC certain of our financial information from fiscal years 2004, 2005, and 2006 (ii)to deliver to GECC a fully executed commitment letter for a $60,000,000 revolving credit facility by April 30, 2007; and (iii)to repay GECC all principal, interest, and other amounts due on the Loans prior to June 30, 2007. The foregoing description of the Amendment is not, and does not purport to be, complete and is qualified in its entirety by reference to a copy of the same filed as Exhibit 10.1 hereto and incorporated herein in its entirety by this reference.

On August 9, 2007, we accepted a commitment letter (the “Commitment Letter”) from Monroe Capital LLC (“Monroe”) pursuant to which Monroe committed to loan Butler Service Group, Inc. and its subsidiaries $23,000,000 in the form of a senior secured term loan (the “Loan”), which will be subject to the lien of our existing first lender. The Loan will be used to repay certain existing secured debt, to cash collateralize certain existing letters of credit, and to provide ongoing working capital. The Loan, the closing of which is subject to certain conditions, will bear interest at the LIBOR rate plus 425 to 600 basis points, depending on our leverage ratio. Interest will be payable monthly. The Loan will be secured by a second position in substantially all of our assets and substantially all of the assets of our active domestic subsidiaries. Our active domestic subsidiaries and our parent corporation, Butler International, Inc., will guarantee repayment of the Loan. No warrants will be issued in conjunction with the Loan. The foregoing description of the Commitment Letter is not, and does not purport to be, complete and is qualified in its entirety by reference to a copy of the same filed as Exhibit 99.1 and incorporated herein in its entirety by this reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(a)	Not applicable.
(b)	Not applicable.
(c)	Exhibits

The exhibits listed below are being furnished pursuant to Item 9.01.

Exhibit Number	Description
10.1	Amendment dated as of July 31 2007, by and among Butler International, Inc., a Maryland corporation (“BI”), certain of its subsidiaries, and General Electric Capital Corporation (“GECC”).
99.1	Commitment Letter, dated August 9, 2007, from Monroe Capital, LLC to Butler Service Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 2007	BUTLER INTERNATIONAL INC.

By:/s/ Mark Koscinski

Mark Koscinski

Principal Accounting Officer

BUTLER INTERNATIONAL, INC.

EXHIBIT LIST

Exhibit Number	Description
10.1	Amendment dated as of July 31, 2007, by and among Butler International, Inc., a Maryland corporation (“BI”), certain of its subsidiaries, and General Electric Capital Corporation (“GECC”).
99.1	Commitment Letter, dated August 9, 2007, from Monroe Capital, LLC to Butler Service Group, Inc.